                        SMITH BARNEY SECTOR SERIES INC.
                                 on behalf of
                        SMITH BARNEY BIOTECHNOLOGY FUND

                     Supplement dated January 29, 2003 to
                      Prospectus dated February 28, 2002

   On January 29, 2003 the Board of Directors of Smith Barney Sector Series Inc., on behalf of Smith Barney Biotechnology Fund (the "Biotechnology Fund"), approved a proposed reorganization pursuant to which Smith Barney Health Sciences Fund of Smith Barney Sector Series Inc. (the "Health Sciences Fund") would acquire the assets and assume the stated liabilities of the Biotechnology Fund in exchange for shares of the Health Sciences Fund. This reorganization will allow Biotechnology Fund shareholders to maintain an investment in a fund with the same investment objective and substantially similar investment policies.

   Under the terms of the proposed reorganization Biotechnology Fund shareholders would receive shares of the Health Sciences Fund equal in value to their investment in the Biotechnology Fund in accordance with the terms of the reorganization. Biotechnology Fund shareholders would not be charged a sales load when Health Sciences Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

   The Fund's Board of Director also approved the closing of the Fund to new purchases and incoming exchanges effective as of the close of business on January 29, 2003, except as otherwise provided. As of January 29, 2003, Salomon Smith Barney Inc. will no longer be accepting investments into the Fund except in BISYS, Listbill, and Third Party employee retirement or profit sharing plans. As of March 3, 2003, Salomon Smith Barney Inc. will no longer be taking investments in BISYS and Listbill employee retirement or profit sharing plans.

   Even after the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Smith Barney funds, or to redeem their shares of the Fund, as provided in the Fund's Prospectus. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Fund's liquidation date.

   For those shareholders who have elected to invest in the Fund through a systematic investment plan or payroll deduction, those programs will be terminated as of January 29, 2003.

   The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Biotechnology Fund. Biotechnology Fund shareholders of record on March 3, 2003, will be mailed proxy materials describing the proposed reorganization on or about March 13, 2003, in anticipation of a meeting of the shareholders expected to be held on April 14, 2003. If approved by Biotechnology Fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.

FD02692